Exhibit 99.1

Burke & Herbert Financial Services Corp. and Summit Financial Group, Inc. Announce Merger of Equals

ALEXANDRIA, Va., August 24, 2023 /PRNewswire/ — Burke & Herbert Financial Services Corp. (“Burke & Herbert”) (Nasdaq: BHRB) and Summit Financial Group, Inc. (“Summit”) (Nasdaq: SMMF) today announced they have entered into a definitive agreement under which Summit will merge with and into Burke & Herbert in an all-stock merger of equals valued at approximately $371.5 million or $25.20 per share of Summit common stock, based on a closing price for Burke & Herbert’s common stock of $49.98 as of August 23, 2023.

Highlights of the Transaction:

•	Merger of equals that creates a bank holding company with more than $8 billion in assets and a combined market capitalization of nearly $750 million

•	Ownership split of approximately 50% Burke & Herbert and 50% Summit

•	The transaction is expected to result in a combined earnings per share of approximately $7.90 in the first full year of combined operations (assuming fully realized cost savings)

•	The combined company will have more than 75 branches across Virginia, West Virginia, Maryland, Delaware and Kentucky, and more than 800 employees serving our communities

•	Closely aligned leadership cultures dedicated to the success of our customers, communities, employees and shareholders

•	Significant operational presence will be based in Moorefield, West Virginia and the headquarters of the combined company will be located in Alexandria, Virginia

•	Establishes a $5 million community foundation to ensure continued strong support of Summit’s communities

From David P. Boyle, Burke & Herbert Chair, President and Chief Executive Officer

“This partnership brings together two organizations dedicated to a community banking model that places an emphasis on service and dedication to the people who live and work among us. The rich and storied history of our franchises and our combined financial strength creates a promising future for our customers through a broader set of products and services, for our employees with new and expanded opportunities for advancement, for our communities by having more resources to support and care for them, and for our shareholders due to favorable profitability metrics and a larger foundation for future growth. The senior management teams are looking forward to working together to deliver on our collective mission and I’m especially eager to work with Charlie who is a proven leader and industry veteran.”

From H. Charles (“Charlie”) Maddy III, Summit President and Chief Executive Officer

“Our organizations are unified by a shared vision, values, and a forward-thinking approach to banking. Our synergistic cultures stand as a bedrock for sustained success. We are poised to broaden our ‘Service Beyond Expectations’ ethos, underpinning robust growth and enhancing shareholder returns. This alliance doesn’t just extend our influence; it strategically positions us for future growth. It also lays the foundation for cultivating richer relationships and underscores our aspiration to become the most sought-after community bank in our markets. Collaborating with David, a distinguished leader, and his adept team, I am unwavering in my belief that this partnership will elevate us to heights neither of our organizations could have reached on their own.”

Transaction Details

Under the terms of the definitive agreement, which was unanimously approved by the boards of directors of both companies, holders of Summit common stock will have the right to receive 0.5043 shares of Burke & Herbert common stock. Existing Burke & Herbert shareholders will own approximately 50% of the outstanding shares of the combined company and Summit shareholders are expected to own approximately 50%.

Operations, Name, Branding and Headquarters

A significant operational presence will be based in Moorefield, West Virginia and the combined company will be headquartered in Alexandria, Virginia. The company will operate under the name “Burke & Herbert Financial Services Corp.” and will trade under the Burke & Herbert ticker symbol “BHRB” on the Nasdaq Capital Market. The combined bank will continue to operate under the “Burke & Herbert Bank & Trust Company” brand.

Governance and Leadership

The combined company’s board of directors will have 16 directors, consisting of 8 directors from Burke & Herbert and 8 directors from Summit with David P. Boyle serving as Chair. Summit’s current Chair, Oscar M. Bean, will join as a Vice Chair of the combined board of directors.

The combined company will be led by a highly-regarded management team with significant financial services experience.

•	David Boyle, Burke & Herbert’s current Chief Executive Officer, will continue to serve in that role for the combined company

•	Charlie Maddy, Summit’s current President and Chief Executive Officer, will serve as President and as a director of the combined company

•	Rob Tissue, Summit’s current Chief Financial Officer, will serve as Executive Vice President of Financial Strategy of the combined company

•	Roy Halyama, Burke & Herbert’s current Chief Financial Officer, will continue to serve in that role for the combined company

•	Joe Hager, Summit’s current Chief Risk Officer, will serve as Chief Operating Officer of the combined company

•	Jeff Welch, Burke & Herbert’s current Chief Credit Officer, will continue to serve in that role for the combined company

•	Danyl Freeman, Summit’s current Chief Human Resources Officer, will continue to serve in that role for the combined company

•	Jennifer Schmidt, Burke & Herbert’s current Chief Compliance Officer, will serve as Chief Risk Officer for the combined company

•	Brad Ritchie, Summit’s current Executive Vice President and President of Summit Community Bank, will serve as Chief Lending Officer of the combined company

•	Shannon Rowan, Burke & Herbert’s current Director of Trust & Wealth Management, will continue to serve in that role for the combined company

•	The remainder of the executive team will be drawn from both Burke & Herbert and Summit

Timing and Approvals

The transaction is expected to close in the first quarter of 2024, subject to satisfaction of customary closing conditions, including regulatory approvals and shareholder approval from Burke & Herbert and Summit shareholders. Summit directors and executive officers have entered into agreements with Burke & Herbert pursuant to which they have committed to vote their shares of Summit common stock in favor of the merger. Burke & Herbert directors and executive officers have entered into agreements with Summit pursuant to which they have committed to vote their shares of Burke & Herbert common stock in favor of the merger. For additional information about the proposed merger of Summit with and into Burke & Herbert, shareholders are encouraged to carefully read the definitive agreement that will be filed with the Securities and Exchange Commission (“SEC”) tomorrow.

Advisors

Keefe, Bruyette & Woods, A Stifel Company, acted as financial advisor to Burke & Herbert in the transaction and delivered a fairness opinion to the Board of Directors. Troutman Pepper Hamilton Sanders LLP served as legal counsel to Burke & Herbert. D.A. Davidson & Co. acted as financial advisor to Summit and delivered a fairness opinion to the Board of Directors of Summit. Bowles Rice LLP served as legal counsel to Summit.

Investor Presentation Details

A presentation regarding the merger announcement will be filed with the SEC and made available at the SEC’s website www.sec.gov or by accessing Burke & Herbert’s website at www.burkeandherbertbank.com under the “Investor Relations” link or at www.summitfgi.com under the “News / Presentations and Events” link.

About Burke & Herbert Financial Services Corp.

Burke & Herbert Financial Services Corp. is the $3.6 billion bank holding company for Burke & Herbert Bank & Trust Company. Burke & Herbert Bank & Trust Company is the oldest continuously operating bank under its original name headquartered in the greater Washington, D.C. metropolitan area. The Bank offers a full range of business and personal financial solutions designed to meet customers’ banking, borrowing, and investment needs and has over 20 branches throughout the Northern Virginia region and commercial loan offices in Fredericksburg, Loudoun County, Richmond, and in Bethesda, Maryland. Learn more at www.burkeandherbertbank.com.

About Summit Financial Group, Inc.

Summit Financial Group, Inc. is the $4.5 billion financial holding company for Summit Community Bank, Inc. Its talented bankers serve commercial and individual clients throughout West Virginia, the greater Washington, D.C. metropolitan area, Virginia, Kentucky, Eastern Shore of Maryland and Delaware. Summit’s focus on in-market commercial lending and providing other business banking services in dynamic markets is designed to leverage its highly efficient operations and core deposits in strong legacy locations. Residential and consumer lending, trust and wealth management, and other retail financial services are offered through convenient digital and mobile banking platforms, as well as 54 full-service branch locations. More information on Summit Financial Group, Inc. (NASDAQ: SMMF), headquartered in West Virginia’s Eastern Panhandle in Moorefield, is available at mysummit.bank.

Forward-looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of Burke & Herbert and Summit regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies, returns and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward–looking statements speak only as of the date they are made; Burke & Herbert and Summit do not assume any duty, and do not undertake, to update such forward–looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward–looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Burke & Herbert and Summit. Such statements are based upon the current beliefs and expectations of the management of Burke & Herbert and Summit and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Burke & Herbert and Summit; the outcome of any legal proceedings that may be instituted against Burke & Herbert or Summit; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Burke & Herbert and Summit to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Burke & Herbert and Summit do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Summit’s operations and those of Burke & Herbert; such integration may be more difficult, time-consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Burke & Herbert’s and Summit’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Burke & Herbert’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Burke & Herbert and Summit to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Burke & Herbert and Summit; and the other factors discussed in the “Risk Factors” section of Burke & Herbert’s Registration Statement on Form 10, as amended and as ordered effective by the SEC on April 21, 2023, and Summit’s Annual Report on Form 10–K for the year ended December 31, 2022, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of Burke & Herbert’s and Summit’s Quarterly Report on Form 10–Q for the quarters ended March 31, 2023 and June 30, 2023, and other reports Burke & Herbert and Summit file with the SEC.

Additional Information and Where to Find It

In connection with the proposed transaction, Burke & Herbert will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of Burke & Herbert and Summit, which also constitutes a prospectus of Burke & Herbert, that will be sent to shareholders of Burke & Herbert and shareholders of Summit seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF BURKE & HERBERT AND SUMMIT AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BURKE & HERBERT, SUMMIT AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Burke & Herbert and Summit, without charge, at the SEC’s website www.sec.gov. Copies of documents filed with the SEC by Burke & Herbert will be made available free of charge in the “Investor Relations” section of Burke & Herbert’s website, www.burkeandherbertbank.com. Copies of documents filed with the SEC by Summit will be made available free of charge in the “News” section of Summit’s website, www.summitfgi.com, under the “News/Presentations and Events” link.

Participants in Solicitation

Burke & Herbert, Summit, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Burke & Herbert’s directors and executive officers is available in its Registration Statement on Form 10, as amended and as ordered effective by the SEC on April 21, 2023. Information regarding Summit’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 31,

2023, and certain other documents filed by Summit with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.